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                                                                    Exhibit 23.0


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File No. 33-63802, File No. 33-83104, and File No. 33-91686).



/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 26, 1997